UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2024

XWELL, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34785	20-4988129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

254 West 31st Street, 11th Floor, New York, New York	10001
(Address of principal executive offices)	(Zip Code)

(212) 750-9595

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions(see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XWEL	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 22, 2024, XWELL, Inc. (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1.

Important Additional Information

The Company intends to file a proxy statement and a WHITE Proxy Card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Company’s 2024 annual meeting of stockholders (the “Annual Meeting”). STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. Stockholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://www.xwell.com/sec-filings.

Participant Information

The Company, its directors and certain of its executive officers (as set forth below) are or may be deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Annual Meeting. Information about the compensation of our named executive officers and our non-employee directors is set forth in the sections entitled “Executive Compensation” and “Director Compensation” in the Company’s Amendment No. 2 to the Annual Report on Form 10-K/A for the year ended December 31, 2023, filed on April 29, 2024 (the “Form 10-K/A”), commencing on pages 11 and 16, respectively, and available here. Information regarding the participants’ holdings of the Company’s securities can be found in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in the Form 10-K/A on pages 18–19 and available here, and as reflected in the table below. If any filings are made by the Company with the SEC on Forms 3, 4, and 5 with respect to the participants’ holdings of the Company’s securities, the Company will provide updates to the table and such filings will be available on the Company’s website at https://www.xwell.com/sec-filings or through the SEC’s website at www.sec.gov. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of the Company’s proxy statement on Schedule 14A and other materials to be filed with the SEC.

Directors(1)

Name	Ownership	Date of Filing	Filing Type	Hyperlink
Bruce T. Bernstein (Chairman)	81,467(2)	04/29/2024	Form 10-K/A	https://www.sec.gov/ix?doc=/Archives/edgar/data/1410428/000155837024006040/xwel-20231231x10ka.htm

Michael Lebowitz	34,970(2)	04/29/2024	Form 10-K/A	https://www.sec.gov/ix?doc=/Archives/edgar/data/1410428/000155837024006040/xwel-20231231x10ka.htm

Scott R. Milford (President and Chief Executive Officer)	59,055(3)	04/29/2024	Form 10-K/A	https://www.sec.gov/ix?doc=/Archives/edgar/data/1410428/000155837024006040/xwel-20231231x10ka.htm

Robert Weinstein	30,403(4)	04/29/2024	Form 10-K/A	https://www.sec.gov/ix?doc=/Archives/edgar/data/1410428/000155837024006040/xwel-20231231x10ka.htm

Gaëlle Wizenberg	299	07/22/2024	Form 4	https://www.sec.gov/Archives/edgar/data/1410428/000110465924081355/xslF345X05/tm2419894-1_4seq1.xml

(1) The business address for each of the “participants” set forth in the table above is c/o XWELL, Inc., 254 West 31st Street, 11th Floor, New York, New York 10001.

(2) Includes 38,956 shares of the Company’s common stock and options to purchase 42,511 shares of the Company’s common stock, which are exercisable within 60 days of July 22, 2024.

(3) Includes 2,058 shares of the Company’s common stock and options to purchase 56,997 shares of the Company’s common stock, which are exercisable within 60 days of July 22, 2024.

(4) Includes 7,824 shares of the Company’s common stock and options to purchase 22,579 shares of the Company’s common stock, which are exercisable within 60 days of July 22, 2024.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated July 22, 2024, of XWELL, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XWELL, Inc.

Date: July 22, 2024	By:	/s/ Scott R. Milford
	Name:	Scott R. Milford
	Title:	President and Chief Executive Officer

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